UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22857

Grosvenor Registered Multi-Strategy Fund

(W), LLC

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Scott J. Lederman Grosvenor Registered Multi-Strategy Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 506-6500

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

ITEM 1 – SCHEDULE OF INVESTMENTS

The Schedule of Investments is attached hereto.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Consolidated Schedule of Investments (unaudited)

December 31, 2013

The registrant invests substantially all of its assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”). The registrant owned 0.02% of the Master Fund’s members’ capital at December 31, 2013. The registrant has included the Master Fund’s consolidated schedule, CIK: 001212030, of investments as of December 31, 2013, below. The Master Fund’s Consolidated Schedule of Investments was also filed on Form N-Q with the Securities and Exchange Commission.

Investment Funds*	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Investment Fund***	First Available Redemption Date ****	Liquidity*****

Distressed
Anchorage Capital Partners Ltd.	1/1/2013	$2,777,993	$3,344,220	0.63%	0.06%	N/A	Annually
Anchorage Capital Partners, L.P. (a)	8/1/2006	50,552	4,681	0.00%	0.00%	N/A	(1)
Blue Mountain Credit Ltd.	1/1/2013	18,956,985	20,490,274	3.85%	0.32%	N/A	Quarterly
Fortress Value Recovery Fund, LLC (b)	1/1/2006	3,955,958	540,660	0.10%	0.35%	N/A	(2)
Greywolf Capital Partners II, L.P. (a)	9/1/2007	82,558	50,802	0.01%	0.02%	N/A	(1)
Harbinger Capital Partners Sp. Situations Fund, L.P. (a)	7/1/2007	5,759,221	1,510,711	0.28%	0.56%	N/A	(2)
Highland Crusader Fund, L.P.	8/1/2005	758,259	1,135,987	0.21%	1.24%	N/A	(3)
King Street Capital, L.P. (a)	1/1/2003	625,479	997,216	0.19%	0.01%	N/A	(1)
King Street Ltd. (a)	1/1/2013	53,833	59,990	0.01%	0.00%	N/A	Quarterly
Marathon Distressed Subprime Fund, L.P.	1/1/2008	1,086	3,484	0.00%	1.09%	N/A	(4)
Redwood Domestic Fund, L.P. (a)	1/1/2003	86,444	206,915	0.04%	0.01%	N/A	(1)
Redwood Offshore Fund Ltd. (a)	1/1/2013	16,002,361	18,835,653	3.54%	0.59%	N/A	Bi - annually
Silver Point Capital Fund, L.P. (a)	1/1/2003	379,107	823,741	0.16%	0.02%	N/A	(1)
Silver Point Capital Offshore Fund Ltd.	7/1/2012	14,755,241	17,516,049	3.29%	0.35%	N/A	Annually

Total Distressed		64,245,077	65,520,383	12.31%

Event Driven
Elliott International Ltd.	1/1/2013	25,242,332	28,149,457	5.29%	0.18%	1/1/2015	Quarterly
Magnetar Capital, L.P. (a)	7/1/2007	767,299	1,154,540	0.22%	1.65%	N/A	(1)
Perry International Inc.	1/1/2013	13,825,272	16,847,279	3.16%	0.26%	N/A	Quarterly
Perry Partners, L.P. (a)	1/1/2003	1,214	6,988	0.00%	0.00%	N/A	(1)
Seneca Capital SLV, L.P.	1/1/2013	55,161	78,012	0.01%	1.93%	N/A	(5)
Seneca Capital, L.P. (a)	1/1/2003	268,882	269,806	0.05%	0.02%	N/A	(1)

Total Event Driven		40,160,160	46,506,082	8.73%

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Consolidated Schedule of Investments (unaudited)

December 31, 2013

Investment Funds* (continued)	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Investment Fund***	First Available Redemption Date ****	Liquidity*****

Long and/or Short Equity (continued)
AKO Fund Limited	1/1/2013	$13,374,936	$13,822,187	2.60%	0.49%	N/A	Quarterly
Black Bear Fund I, L.P.	1/1/2003	67,788	177,275	0.03%	0.89%	N/A	(5)
Broad Peak Fund, L.P. (a)	7/1/2007	28,241	31,002	0.01%	1.03%	N/A	(1)
Brookside Capital Partners Fund, L.P. (a)	10/1/2009	88,491	67,304	0.01%	0.00%	N/A	(1)
Citadel Global Equities Fund Ltd.	10/1/2012	4,240,845	4,902,598	0.92%	0.24%	N/A	Monthly
Discovery Global Opp Offshore Fund Ltd.	2/1/2013	23,150,000	26,629,124	5.00%	0.30%	N/A	Quarterly
Egerton European Dollar Fund Ltd.	10/1/2011	10,850,729	16,422,604	3.08%	0.67%	N/A	Monthly
Encompass Capital Fund Offshore Ltd.	8/1/2012	12,150,000	11,984,748	2.25%	4.95%	N/A	Quarterly
Greenlight Qualified Ltd.	1/1/2013	7,407,615	8,805,853	1.65%	1.06%	N/A	Annually
Impala Fund Ltd.	1/1/2013	22,947,744	26,061,943	4.90%	2.48%	N/A	Quarterly
Montrica Global Opportunities Fund, L.P. (a)	8/1/2007	143,781	62,151	0.01%	0.89%	N/A	(1)
Passport Global Strategies III, Ltd.	1/1/2010	479,302	93,247	0.02%	0.66%	N/A	(5)
Scout Capital Fund, Ltd.	10/1/2013	25,300,000	25,944,584	4.87%	0.58%	N/A	Quarterly
SEG Partners Offshore, Ltd.	3/1/2013	15,900,000	18,024,404	3.39%	2.09%	N/A	Quarterly
Tremblant Ltd.	1/1/2013	22,746,166	26,586,235	4.99%	2.66%	N/A	Quarterly
Viking Global Equities III Ltd.	1/1/2013	5,607,373	6,851,305	1.29%	0.05%	N/A	Monthly

Total Long and/or Short Equity		164,483,011	186,466,564	35.02%

Multi-Arbitrage
Astenbeck Offshore Commodities Fund II Ltd.	2/1/2013	12,900,000	11,244,448	2.11%	0.90%	N/A	Monthly
Canyon Balanced Fund Ltd.	1/1/2013	23,421,029	28,459,859	5.34%	2.34%	N/A	Quarterly
Canyon Value Realization Fund Ltd	12/1/2013	10,500,000	10,576,650	1.99%	0.18%	N/A	Quarterly
Canyon Value Realization Fund, L.P. (a)	1/1/2003	119,817	215,480	0.04%	0.01%	N/A	(1)
Chenavari Multi Strategy Fund Ltd.	6/1/2013	20,750,000	22,749,887	4.27%	12.98%	9/1/2014	Monthly
Citadel Kensington Ltd.	3/1/2013	26,750,000	29,727,119	5.58%	0.68%	N/A	Quarterly
Element Capital Feeder Fund Ltd.	4/1/2012	17,843,674	21,387,075	4.02%	0.60%	N/A	Quarterly
Fortress Asia	5/1/2013	19,800,000	21,083,761	3.96%	1.36%	N/A	Quarterly
Magnetar Constellation Fund, Ltd.	4/1/2012	19,400,000	22,674,327	4.26%	1.06%	N/A	Quarterly
OZ Domestic Partners, L.P. (a)	1/1/2003	518,399	876,980	0.16%	0.07%	N/A	(1)
Stark Investments, L.P. (a)	1/1/2003	951,609	933,462	0.18%	0.53%	N/A	(1)

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2013

Investment Funds* (continued)	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Investment Fund***	First Available Redemption Date ****	Liquidity*****

Multi-Arbitrage (continued)
Stark Select Asset Fund LLC	1/1/2010	$315,404	$309,682	0.06%	0.67%	N/A	(5)

Total Multi-Arbitrage		153,269,932	170,238,730	31.97%

Total Investments in Investment Funds		$422,158,180	$468,731,759	88.03%

Other Assets, Less Liabilities			$63,711,869	11.97%

Members’ Capital			$532,443,628	100.00%

The Master Fund’s (as defined in the Portfolio Valuation note) investments in the Investment Funds shown above, representing 88.03% of Members’ Capital have been fair valued in accordance with procedures established by the Board of Directors of the Master Fund.

The Master Fund’s investments on December 31, 2013 are summarized below based on the investment strategy of each specific Investment Fund.

Investment Strategy	% of Total Investments in Investment Funds
Long and/or Short Equity	39.78%
Multi-Arbitrage	36.32
Distressed	13.98
Event Driven	9.92

Total	100.00%

*  Non-income producing investments.  The Master Fund’s investments in Investment Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.

**  See definition in the Portfolio Valuation note.

***  Based on the most recently available information provided by each Investment Fund.

****  From original investment date (excludes side pockets).

*****  Available frequency of redemptions after initial lock-up period.

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2013

N/A  Initial lock-up period that has expired prior to December 31, 2013, has a lock-up that expires prior to the next liquidity date, or the Investment Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(a)  A portion or all of the Master Fund’s interest in the Investment Fund is held in side pockets which have restricted liquidity.

(b)  Formerly known as D.B. Zwirn Special Opportunities Fund, L.P.

(1)  All of the Master Fund’s remaining interest in the Investment Fund is held in side pockets.

(2)  The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner. The full liquidation is expected to take two to four years or longer.

(3)  The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

(4)  Finite lived Investment Funds in which redemptions are not permitted during the investment period of the Investment Fund. Cash proceeds are distributed to limited partners as the Investment Fund’s investments are realized after the investment period.

(5)  The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner.

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Consolidated Schedule of Investments (unaudited)

December 31, 2013

Portfolio Valuation

The net asset value (“NAV”) of the Master Fund is determined by, or at the direction of, Grosvenor Capital Management, L.P. (the “Adviser” or “Grosvenor”), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to policies established by the Board of Directors (the “Board”). Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the Master Fund’s underlying investments (the “Investment Funds”) subject to the oversight by the Board.

The Master Fund Board has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value, generally at an amount equal to the NAV of the Master Fund’s investment in the Investment Funds as determined by Investment Fund’s general partner or investment manager. If no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Master Fund’s valuation procedures. Generally, the NAVs of the investments in the Investment Funds are determined whereby the Master Fund records the investment and subsequent subscriptions at its acquisition cost, which represents its fair value at the time of subscription. The investment is adjusted to reflect the Master Fund’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period.

The Investment Funds record their investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”) or International Financial Reporting Standards. The Investment Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from the sale or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid non-marketable securities varies across the Investment Funds based on various factors, including the nature of their investment strategy and market forces.

Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the Consolidated Schedule of Investments is net of fees and performance-based compensation payable to the investment managers of the Investment Funds.

Some of the Investment Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Investment Fund. If the Master Fund withdraws its interest from such an Investment Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Investment Fund. In instances, where such an Investment Fund closes its operations, the Master Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Investment Fund. The value of side pockets may

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2013

fluctuate significantly. As of December 31, 2013, the Master Fund’s investments in side pockets and special liquidating vehicles represented 1.80% of the Master Fund’s net assets. Additionally, the governing documents of the Investment Funds generally provide that the Investment Funds may suspend, limit or delay the right of their investors, such as the Master Fund, to withdraw capital. The primary restrictions applicable to individual Investment Funds as of December 31, 2013 are described in detail on the Master Fund’s Consolidated Schedule of Investments.

The Master Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;
•	Level 2 — Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
•	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The preparation of the Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the Master

Fund’s Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates. The Master Fund applies the authoritative guidance under GAAP for estimating the fair value of investments in the Investment Funds that have calculated their NAVs in accordance with the specialized accounting guidance for investment companies. Accordingly, the Master Fund estimates the fair value of an investment in an Investment Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

Investments may be classified as Level 2 when market information (e.g. observable NAVs) is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability. Market information, including observable NAVs, subscription and redemption activity at the underlying Investment Fund, and the length of time until the investment will become redeemable, is considered when determining the proper categorization of the investment’s fair value measurement within the fair valuation hierarchy. Investment Fund investment lots that have observable market inputs (e.g. published NAVs) and that the Master Fund has the ability to redeem from within twelve months of the balance sheet date are classified in the fair value hierarchy as Level 2.

The Master Fund’s investments in the Investment Funds that have unobservable inputs and/or from which the Master Fund does not have the ability to redeem within twelve months are classified in the fair

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2013

value hierarchy as Level 3. When observable prices are not available for these investments, the Master Fund uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate the fair value of such Level 3 instruments. Although the Master Fund does not have the ability to redeem from the Investment Funds classified in Level 3 of the fair value hierarchy within twelve months of the measurement date, these Investment Funds may transact with other investors at the NAV of the investment (or its equivalent).

In accordance with these valuation policies, the Adviser utilizes certain quantitative analytical reports generated by its proprietary risk management software to test and refine their judgment regarding: (i) their selection of Investment Funds for the Fund and (ii) the amount of assets to be allocated to each such Investment Fund. Such reports are designed to enable the Adviser to evaluate the risk and return characteristics of proposed alternative allocations to particular Investment Funds. Such reports currently consist of historical simulation analyses, historical simulation stress test analyses, forward-looking analyses, look-through exposure analyses and portfolio liquidity analyses.

Certain personnel within the Adviser are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the investment committee. The investment committee reviews such findings to determine whether particular investment strategies continue to be appropriate. The investment committee may determine to add or terminate a strategy based on any number of factors, such as: (i) a better alternative for investing the capital invested in such strategy; (ii) a change in the expectations for the strategy; (iii) a manager specific event at the Investment Fund; or (iv) a change in the investment or economic environment.

The Adviser monitors certain aspects of Investment Fund performance, stays abreast of current developments affecting Investment Funds and stays in frequent communication with investment managers of Investment Funds to review the performance of the Investment Funds managed by such investment managers and to discuss such investment managers’ investment outlook. The Adviser obtains certain exposure-level information that enables the analysis of various strategies, markets and sectors on a “look-through” basis. Although the Adviser does not require that Investment Funds provide position-level transparency, investment managers of Investment Funds typically provide summary-level risk statistics with respect to the invested positions and risk profile of their Investment Funds. Included in these statistics is information related to the Investment Fund’s long, short, gross, and net position by strategy, leverage and geographic exposure. The information set provided by investment managers of Investment Funds varies depending upon their strategy focus and investment style. These summary-level risk statistics are augmented through on-going conversations with the investment managers of the Investment Funds and, together, are intended to provide an overall view of the Investment Fund’s risk exposure.

In certain circumstances, the Adviser may make adjustments to the reported NAV of an Investment Fund when it believes that the reported NAV is not representative of fair value. For any Investment Fund investments which the Master Fund will incur redemption or liquidation charges, the reported NAV is adjusted by the applicable redemption or liquidation charge when such charge becomes fixed and determinable. As of December 31, 2013, approximately $1.1 million, or 3.99%, of investments in Investment Funds classified in Level 3 of the fair value hierarchy were fair valued using such approach.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2013

The following table sets forth information about the level within the fair value hierarchy at which the Investment Fund investments are measured at December 31, 2013:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at December 31, 2013
Investment Funds
Distressed	$–	$41,350,544	$24,169,839	$65,520,383
Event Driven	–	44,996,736	1,509,346	46,506,082
Long and/or Short Equity	–	186,035,585	430,979	186,466,564
Multi-Arbitrage	–	167,903,126	2,335,604	170,238,730
Total Investment Funds	$–	$440,285,991	$28,445,768	$468,731,759

The level classifications in the table above may not be indicative of the risk associated with the investment in each Investment Fund.

The Master Fund recognizes transfers into and out of the levels indicated above on the actual date of the event or change in circumstances that caused the transfer. All transfers into and out of Level 2 and Level 3 can be found in the Level 3 reconciliation table shown below. There were no transfers between Level 1 and Level 2 for the nine months ended December 31, 2013.

The following table includes a roll-forward of the amounts for the nine months ended December 31, 2013 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

	Distressed	Event Driven	Long and/or Short Equity	Multi- Arbitrage	Total
Balance as of March 31, 2013	$6,040,019	$2,485,057	$507,207	$3,555,759	$12,588,042
Transfer from Level 2*	16,975,098	–	1,023,702	–	17,998,800
Net realized gain / (loss)	(363,726)	256,854	2,985,395	385,463	3,263,986
Net change in unrealized appreciation / depreciation	2,357,152	(14,972)	2,197	(139,968)	2,204,409
Purchases	–	26,322	–	36,113	62,435
Sales	(838,704)	(1,243,915)	(4,087,522)	(1,392,920)	(7,563,061)
Transfer into Level 2**	–	–	–	(108,843)	(108,843)
Balance as of December 31, 2013	$24,169,839	$1,509,346	$430,979	$2,335,604	$28,445,768

*

Transfers include investments in Investment Funds that were previously categorized as Level 2 investments, with a fair value of $17,998,800, which have been re-classified as Level 3 for the nine months ended December 31, 2013. Such transfers were primarily the result of the Master Fund’s election to invest in select share classes and the Master Fund’s inability to redeem from those investments within twelve months of the balance sheet date.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2013

**

Transfers include investments in Investment Funds that were previously categorized as Level 3 investments, with a fair value of $108,843, which have been re-classified as Level 2 for the nine months ended December 31, 2013. Such transfers were primarily the result of the changes in redemption terms and the Master Fund’s ability to redeem from these investments within twelve months of the balance sheet date.

Net change in unrealized appreciation for the nine months ended December 31, 2013 for Level 3 investments held by the Master Fund as of December 31, 2013 was an increase by $6,220,155 as shown in the table below:

Investments in Investment Funds	Net change in unrealized appreciation
Distressed	$2,716,376
Event Driven	241,882
Long and/or Short Equity	2,987,592
Multi-Arbitrage	274,305
Total	$6,220,155

The Master Fund follows authoritative guidance that permits a reporting entity to measure fair value of an investment that does not have a readily determinable fair value, based on the NAV for the investment. In using the NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2013

The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, generally represents the fair value of the investments. A listing of the investments held by the Master Fund and their attributes as of December 31, 2013, that may qualify for these valuations are shown in the table below.

Investment Category	Fair Value	Redemption Frequency	Notice Period	Redemption Restrictions and Terms*

Distressed (a)	$65,520,383	Quarterly - Bi - annually	60 – 93 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for 8%** of the Investment Funds.

Event Driven (b)	$46,506,082	Quarterly	30 – 93 Days	0-1 years. Side pocket & liquidating vehicle arrangements exist for 3%** of the Investment Funds.

Long and/or Short Equity (c)	$186,466,564	Monthly - Annually	45 – 90 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for less than 1%** of the Investment Funds.

Multi-Arbitrage (d)	$170,238,730	Monthly - Annually	30 – 90 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for 1%** of the Investment Funds.

*

The information summarized in the table above represents the general terms of the specific asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

**	Reflects fair value of investments in each respective investment category.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Investment Funds, would generally be the NAV as provided by the Investment Fund or its administrator. For each of the classes below, the fair value of the Investment Funds has been estimated based upon the NAV of the Investment Funds, subject to adjustments by the Adviser if deemed necessary.

(a) Distressed Securities This class includes the Investment Funds that invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans, and emerging market debt. As of December 31, 2013, the Master Fund had no unfunded capital commitments to the Investment Funds within this strategy.

(b) Event Driven This class includes the Investment Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers. As of

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2013

December 31, 2013, the Master Fund had no unfunded capital commitments to the Investment Funds within this strategy.

(c) Long and/or Short Equities This class includes the Investment Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions. As of December 31, 2013, the Master Fund had no unfunded capital commitments to the Investment Funds within this strategy.

(d) Multi-Arbitrage This class includes the Investment Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference. As of December 31, 2013, the Master Fund had no unfunded capital commitments to the Investment Funds within this strategy.

Income Taxes

The U.S. federal income tax basis of the Grosvenor Registered Multi-Strategy Fund (W), LLC (the “W Fund”) investment in the Master Fund for U.S. federal income tax purposes is based on amounts reported to the W Fund by the Master Fund on a Schedule K-1. As of December 31, 2013, the Master Fund has not yet received information to determine the current tax cost of the Investment Funds as of December 31, 2013. The TI 1 Fund’s proportionate share of the estimated tax basis of the Master Fund’s investments at December 31, 2013 for U.S. federal tax purposes is $76,884, and net unrealized appreciation for U.S. federal income tax purposes was $11,722 (gross unrealized appreciation $12,074; gross unrealized depreciation $352).

The W Fund is treated as an association taxable as a corporation and has elected to have a year end of October 31. It is the W Fund policy to qualify with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its members. Accordingly, no provision has been made by the W Fund for income taxes.

The W Fund will make distributions of net investment income and capital gains, if any, at least annually, on a calendar year basis. Distributions to Members are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations. Due to the timing of dividend distributions, and the differences in accounting for income and realized gains and losses for financial statement and U.S. federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the W Fund. On December 23, 2013, the W Fund declared a distribution of $3,192, all of which was reinvested in the W Fund on January 1, 2014.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2013

The W Fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The returns are subject to examination by the relevant taxing authorities until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management has concluded that there are no uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the W Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ITEM 2 – CONTROLS AND PROCEDURES

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3 – EXHIBITS

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman
Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Chief Executive Officer and President	February 27, 2014
Scott J. Lederman

By:	/s/ Zachary D. Weber	Chief Financial Officer and Treasurer	February 27, 2014
Zachary D. Weber